cardax

CORPORATE PRESENTATION

November 2020

CARDAX, INC.

Biopharmaceutical company founded in 2006 (OTCQB:CDXI)

MAJOR UNMET MEDICAL NEED

Everyday, anti-inflammatory for cardiovascular disease with excellent safety profile

HUMAN PROOF OF CONCEPT

Reduction of inflammation, lipids, and blood pressure, with no side effects, in cardiovascular population

AMARIN / MATINAS ANALOGUE

Similar market and clinical path with differentiated product and competitive advantages

STRONG INTELLECTUAL PROPERTY

Composition of matter to 2040 patent pending

WORLD CLASS TEAM

Key personnel from Amarin and big pharma

MANAGEMENT TEAM

cardax

- **David G Watumull** – *Chief Executive Officer*
  Co-founder of Cardax and co-inventor of technology. Experienced biotech executive, former biotech analyst and investment banker.
- **David M Watumull** – *Chief Operating Officer*
  Two decades of experience in astaxanthin product development, commercialization, and business management.
- **John Russell, CPA** – *Chief Financial Officer*
  Accounting, finance, operations, and SEC reporting professional with over 20 years experience. Formerly with Grant Thornton and PwC.
- **Paresh Soni, MD, PhD** – *Chief Clinical and Regulatory Strategist*
  Former Senior Vice President and Head of Development at Amarin. Led development and regulatory approval for Vascepa.
- **Gilbert Rishton, PhD** – *Chief Science Officer*
  Built Amgen's Small Molecule Drug Discovery Group and served as chemistry manager for Sensipar development program.
- **Jon Ruckle, MD** – *Chief Medical Officer*
  PI of more than 350 clinical trials. Former Medical Director at Covance.
- **Timothy King, PhD** – *Vice President, Research*
  Expert on MOA and biological applications of astaxanthin.
  Former staff scientist at Fred Hutchinson Cancer Research Center.
- **Randall Mau** – *Vice President, Medical & Business Relations*
  Former Account Manager at Pfizer; grew market share and revenues.
- **Gilbert Shin** – *Vice President, Retail Sales & Marketing*
  Former Regional Sales Director of top performing GNC region in US.

BOARD OF DIRECTORS

cardax

- **George W Bickerstaff** – *Chairman*
  Former Chief Financial Officer of Novartis Pharma.
- **David G Watumull** – *Director*
  Chief Executive Officer of Cardax.
- **Terence A Kelly, PhD** – *Director*
  Former research executive with Boehringer Ingelheim.
- **Michele Galen** – *Director*
  Former communications executive with Shire and Novartis.
- **Makarand Jawadekar, PhD** – *Director*
  Former research executive with Pfizer.
- **Elona Kogan** – *Director*
  Biotech business executive. Formerly with Ariad and Avanir.

SCIENTIFIC ADVISORY BOARD

- **Deepak Bhatt, MD, MPH** – *SAB Chairman*
  Executive Director of Interventional Cardiovascular Programs at Brigham and Women's Hospital. Professor of Medicine at Harvard Medical School. Chair of REDUCE-IT clinical trial.
- **Paresh Soni, MD, PhD** – *SAB Member*
  Cardax Chief Clinical and Regulatory Strategist. Former Senior Vice President and Head of Development at Amarin. Led development and regulatory approval for Vascepa.
- **R Preston Mason, PhD** – *SAB Member*
  Harvard Medical School / Brigham and Women's Hospital. Expert on MOA of astaxanthin and fish oils, including Vascepa.

CARDAX PRODUCT PLATFORM

cardax

PHARMACEUTICAL CANDIDATES	DISCOVERY	PRECLINICAL	CLINICAL
CDX-101 (ASTAXANTHIN RX CANDIDATE) for SEVERE HYPERTRIGLYCERIDEMIA			
CDX-301 (ZEAXANTHIN RX CANDIDATE) for MACULAR DEGENERATION			

DIETARY SUPPLEMENTS	DEVELOPMENT	LAUNCH	MARKETING
ZANTHOSYN® (ASTAXANTHIN SUPPLEMENT) for INFLAMMATORY HEALTH*			

WHAT IS ASTAXANTHIN?

Astaxanthin is a **naturally occurring marine carotenoid** found in salmon, microalgae, krill, lobster, and crab.

Carotenoids are natural pigments that impart coloration and support animal health and vitality.

Astaxanthin is responsible for turning salmon and shellfish pink.









WITHOUT ASTAXANTHIN, SALMON ARE:

- Grey
- Small
- Have reproductive problems
- Prone to infections
- Too weak to swim upstream



cardax

ASTAXANTHIN RESEARCH

2,000+ peer reviewed papers

More than 50 peer reviewed papers published by Cardax team members

50+ pilot human clinical trials

20+ randomized, double-blind, placebo-controlled human proof-of-concept studies



MODERN RHEUMATOLOGY

ORIGINAL ARTICLE

Astaxanthin ameliorates

Thrombosis Research

DX-085) attenuates thrombosis in a mouse model

Astaxanthin: A Novel Potential Treatment for Oxidative Stress and Inflammation in Cardiovascular Disease

Fredric J. Pashkow, MD,[a,b,*] David G. Watumull,[b] and Charles L. Campbell, MD[c]

Oxidative stress and inflammation are implicated in several different manifestations of cardiovascular disease (CVD). They are generated, in part, from the overproduction of reactive oxygen species (ROS) and reactive nitrogen species (RNS) that activate transcriptional messengers, such as nuclear factor–κB, tangibly contributing to endothelial dysfunction, the initiation and progression of atherosclerosis, irreversible damage after ischemic reperfusion, and even arrhythmia, such as atrial fibrillation. Despite this connection between oxidative stress and CVD, there are currently no recognized therapeutic interventions to address this important unmet need. Antioxidants that provide a broad, "upstream" approach via ROS/RNS quenching or free radical chain breaking seem an appropriate therapeutic option based on epidemiologic, dietary, and in vivo animal model data. However, human clinical trials with several different well-known agents, such as vitamin E and β-carotene, have been disappointing. Does this mean antioxidants as a class are ineffective, or rather that the "right" compound(s) have yet to be found, their mechanisms of action understood, and their appropriate targeting and dosages determined? A large class of potent naturally-occurring antioxidants exploited by nature—the oxygenated carotenoids (xanthophylls)—have demonstrated utility in their natural form but have eluded development as successful targeted therapeutic agents up to the present time. This article characterizes the mechanism by which this novel group of antioxidants function and reviews their preclinical development. Results from multiple species support the antioxidant/anti-inflammatory properties of the prototype compound, astaxanthin, establishing it as an appropriate candidate for development as a therapeutic agent for cardiovascular oxidative stress and inflammation. © 2008 Elsevier Inc. All rights reserved. (Am J Cardiol 2008;101[suppl]:58D–68D)

Atherosclerosis is an inflammatory disease of the arterial wall that remains a principal cause of death and disability, despite the application of statin and antiplatelet therapies. The severe clinical manifestations of the disease—myocardial infarction (MI) and stroke—are mainly caused by the abrupt obstruction of the vessel lumen by a thrombus triggered by the rupture or erosion of an atherosclerotic plaque.[1] Existing data strongly suggest that immunoinflammatory–related mechanisms are the major determinants of these atherothrombotic plaque sequelae.[2] Thus, most of the important advances in the comprehension of the mechanisms of atherothrombosis come from studies of the critical components involved in the modulation of the immunoinflammatory balance within the plaque. Despite an increasing understanding of these processes, there have been no approved therapeutic interventions in vascular biology that fully incorporate the current understanding of oxidative stress and inflammation.[3]

Role of Reactive Oxygen and Nitrogen Species in Cardiovascular Inflammation

Reactive oxygen species (ROS) and reactive nitrogen species (RNS) are well recognized for functioning as both potentially harmful and beneficial cell-signaling molecules. Normally generated by tightly regulated enzymes, such as nicotinamide adenine dinucleotide phosphate oxidase (NADPH) and nitric oxide synthase (NOS), excessive and/or chronic overproduction of ROS/RNS either from the mitochondrial electron transport chain or various other ROS/RNS–generating enzymes, NADPH or NOS, results in oxidative stress, a harmful process that can be an important source of damage to cellular components, including lipids, proteins, and DNA. In contrast, beneficial effects of ROS/RNS (eg, superoxide radical and nitric oxide) occur transiently at low-to-moderate concentrations and mediate physiologic roles in cellular responses to oxygen deprivation: defense against infectious agents, modulation of cellular signaling pathways, and the induction of cellular proliferation. Paradoxically, various ROS-mediated actions, in

[a]John A. Burns School of Medicine, University of Hawaii, Honolulu, Hawaii, USA; [b]Cardax Pharmaceuticals, Inc., Aiea, Hawaii, USA; and [c]Gill Heart Institute, University of Kentucky, Lexington, Kentucky, USA.

Statement of author disclosure: Please see the Author Disclosures section at the end of this article.

*Address for reprints: Fredric J. Pashkow, MD, 99-193 Aiea Heights Drive, Suite 400, Aiea, Hawaii 96701.
E-mail address: fpashkow@cardaxpharma.com.

0002-9149/08/$ – see front matter © 2008 Elsevier Inc. All rights reserved.
doi:10.1016/j.amjcard.2008.02.010

www.AJConline.org

ASTAXANTHIN SAFETY

No significant side effects reported in published human studies (over 1,800 subjects)

- Long history of use in humans and animals
- Extensive safety testing



Source: ncbi.nlm.nih.gov

ANIMAL PROOF OF CONCEPT

CARDAX ASTAXANTHIN

- **Triglycerides ⬇ 72%** in ApoE(-/-) mice
- **Re-thrombosis ⬇ 84%** in dogs
- **Atherosclerosis ⬇ 31%** in LDLR(-/-) mice (aortic arch pictured below)


CONTROL
LOW DOSE
HIGH DOSE

Ryu et al. Atherosclerosis. 2012; 222(1):99-105.
Lauver et al. Pharmacology. 2008; 82(1):67-73.

Studies utilized Cardax astaxanthin prodrugs: earlier generations of CDX-101 that deliver same active

HUMAN PROOF OF CONCEPT

CARDAX ASTAXANTHIN

CHASE Clinical Trial (Cardax)

cardax

Cardiovascular Health Astaxanthin Supplement Evaluation

- **Randomized, double-blind, placebo-controlled, IRB approved**
- **Subjects**: Up to 120 cardiovascular subjects on standard of care with elevated inflammation
- **Agent**: Cardax astaxanthin supplement (ZanthoSyn®)
- **Duration**: 12 weeks with open-label extension through 48 weeks

Interim Results (40 subjects, 12 weeks)	**High Dose** (96 mg/day)	**Low Dose** (24 mg/day)	**Placebo** (0 mg/day)
CRP (inflammation)	↓ 28%	↓ 32%	↓ 5%
LDL-cholesterol	↓ 12% **	↓ 7%	↑ 5%
Total cholesterol	↓ 8% *	↓ 5%	↑ 4%
Triglycerides	↓ 16%	↓ 13%	↑ 6%
Oxidized LDL	↓ 10% *	↑ 3%	↑ 4%
Blood pressure	↓ 5% *	↓ 4% *	↑ 6%

Cardax CHASE clinical trial interim results displayed as median percentage changes from baseline to week 12.

$^{*}p<0.05$ $^{**}p<0.01$

cardax

CDX-101

Cardax Astaxanthin Rx Candidate

PROPRIETARY ASTAXANTHIN PRODRUG

Anti-inflammatory activity, pleiotropic effects, excellent safety profile

PROOF OF CONCEPT

Human & animal studies with astaxanthin support safety and efficacy, de-risk development (current stage: pre-clinical; ~12-18 months to IND)

INITIAL INDICATION: TRIGLYCERIDES ≥ 500 mg/dl

Severe hypertriglyceridemia (SHTG) provides efficient clinical path to drug approval with multi-billion dollar potential market

AMARIN / MATINAS ANALOGUE

Similar market and clinical path with differentiated product and competitive advantages

STRONG INTELLECTUAL PROPERTY

Patents issued: composition of matter and use to mid-2020s. Patents pending: composition of matter and use to 2039-2040.

CDX-101 NEXT STEPS

- **Pre-IND Meeting**: Q1-Q2 2021
- **CMC**
  - **Development**: Q1-Q3 2021
  - **Tox Batch**: Q3 2021
  - **Clinical Batch**: Q4 2021 – Q1 2022
- **Non-Clinical Studies**
  - **PK**: Q3 2021
  - **Tox**: Q4 2021
- **IND**: Q1 2022 (+/- 3 months)

Subject to adjustment. Assumes adequate financing.

cardax

ZANTHOSYN® OVERVIEW

Superior Absorption

- 2.85x better absorption vs. ordinary astaxanthin

Superior Purity

- Precision & purity (cGMP)
- No aftertaste or smell

Superior Safety

- Generally Recognized as Safe according to FDA regulations

Health applications include:

- Cardiovascular Health*
- Metabolic Health*
- Liver Health*
- Joint Health*
- Immune Health*

ZanthoSyn® is a physician recommended astaxanthin dietary supplement for inflammatory health*



ZanthoSyn
SAFE ANTI-INFLAMMATORY FOR HEALTH & LONGEVITY*
Astaxanthin Supplement
60 CAPSULES | 12 MG
ZanthoSyn
SAFE ANTI-INFLAMMATORY FOR HEALTH & LONGEVITY*
Astaxanthin Supplement
30 CAPSULES | 12 MG

*These statements have not been evaluated by the Food and Drug Administration. This product is not intended to diagnose, treat, cure, or prevent any disease.

CDX-101 vs. ZANTHOSYN®

While both deliver astaxanthin to the bloodstream, we believe the unique molecular structure of CDX-101 and its pharmaceutical pathway will provide substantial differentiation.

	CDX-101	ZANTHOSYN®
COMPOSITION	Synthetic Astaxanthin Prodrug (NCE)	Synthetic Astaxanthin Formulation
INTELLECTUAL PROPERTY	Composition of Matter and Use (issued & pending)	Use (pending)
PRODUCT TYPE	Rx Candidate	Dietary Supplement
CHANNEL	Doctor Prescription	Retail & E-Commerce
ECONOMICS	Insurance Coverage	Out of Pocket
DOSAGE	High Dose	Low Dose

CARDAX, INC.

Biopharmaceutical company

- MAJOR UNMET MEDICAL NEED
- HUMAN PROOF OF CONCEPT
- AMARIN / MATINAS ANALOGUE
- STRONG INTELLECTUAL PROPERTY
- WORLD CLASS TEAM

THANK YOU

CERTAIN DISCLAIMERS

There are statements in this presentation that are not historical facts. These "forward-looking statements" can be identified by use of terminology such as "anticipate," "believe," "estimate," "expect," "hope," "intend," "may," "plan," "positioned," "project," "propose," "should," "strategy," "will," "would," or any similar expressions. Forward-looking statements also include, but are not limited to, statements regarding the development and potential applications of our products and product candidates, including our discussion of clinical trial interim results, which are not necessarily indicative of final results. The interim results described herein do not ensure that the final results of the CHASE clinical trial or other clinical trials will be positive or statistically significant or clinically meaningful. Our characterizations of the CHASE clinical trial interim results are forward-looking statements and may not be replicated by the final results of the CHASE clinical trial or other clinical trials. The p-values for the CHASE clinical trial interim results reported herein are nominal p-values from non-parametric comparisons of the median between each group and placebo and no adjustments for multiple comparisons were made. There can be no assurance that we will successfully develop or commercialize our products or product candidates or that the results described herein will adequately support additional intellectual property protection. You should be aware that these forward-looking statements are subject to risks and uncertainties that are beyond our control. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain, including without limitation the potential to be awarded any grant funding as described herein as well as the effects that COVID-19 may have on our financing, sales, or any other aspect of our business, financial condition, or results of operations. Accordingly, actual results may differ materially from anticipated results. For a discussion of these risks and their potential impact to the information provided in this presentation, you should read the information that we have filed with the Securities and Exchange Commission, including the reports filed pursuant to the Securities Exchange Act of 1934, as amended, especially the risks discussed under the section entitled "Risk Factors" included in such reports. In light of these numerous risks and uncertainties, we cannot provide any assurance that the results and events contemplated by our forward-looking statements contained in this presentation will in fact transpire. You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward-looking statements.

Unless otherwise indicated, information contained in this presentation concerning our company, our business, the services we provide and intend to provide, our industry and our general expectations concerning our industry are based on management estimates. Such estimates are derived from publicly available information released by third party sources, as well as data from our internal research, and reflect assumptions made by us based on such data and our knowledge of the industry, which we believe to be reasonable. However, we cannot provide any assurance that these assumptions or estimates will be accurate or events that we expect will in fact transpire.

Various third-party brands and logos depicted in this presentation are registered and common law trademarks of their respective owners and are used solely for illustrative and comparative purposes. The Company and its products have not been approved, sponsored, or endorsed by these entities, with which the Company has no affiliation, relationship, or arrangement. Quotes used in this presentation by unaffiliated persons do not indicate any endorsement or recommendation by any such person.

No securities are being offered by Cardax through this presentation. This presentation does not contain any material nonpublic information about or regarding Cardax. If you would like additional information, please contact Cardax.

CERTAIN DISCLAIMERS (CONTINUED)

Securities are offered by US Capital Global Securities, LLC ("USCGS"), a SEC registered broker-dealer and member of FINRA/SIPC. US Capital Global Investment Management, LLC ("USCGIM"), the investment manager of the offering, USCGS, the placement agent for this offering, and the issuer, are affiliated entities (the "Affiliates"). USCGS or its Affiliates may provide advice to, be compensated by, may have other business relationships with, or may from time to time acquire, hold or sell a position in the securities of, the Company.

This document does not constitute an offer to sell or a solicitation of an offer to buy any security and may not be relied upon in connection with the purchase or sale of any security. Any offer would only be made by means of a formal confidential information memorandum, private placement memorandum, or similar offering documents ("Offering Documents"). Offers and sales will be made only in accordance with applicable security laws and pursuant to the Offering Documents, operating agreement, subscription agreement, and other definitive documentation. Private debt and equity investments are not suitable for all investors, are generally illiquid, offer no guarantee of returns, and subject investors to possible loss of principal.

The information set forth herein has been obtained from the Company and does not purport to be complete and is subject to change. Projections and other forward-looking information as to events that may occur in the future (including projections of revenue, expense, net income and stock performance) are based on information provided by the Company and other publicly available information as of the date of this document. There is no guarantee that any of these estimates or projections will be achieved. Additionally, past performance is not necessarily indicative of future results, and there can be no assurance that targeted or projected returns will be achieved, or that the Company will achieve comparable results.

USCGS has not independently verified any of the information, including the financial estimates and projections, contained herein. This document is qualified in its entirety by all of the information set forth in the Offering Documents, including without limitation all of the cautionary statements and the sections addressing risk factors and potential conflicts of interest. The Offering Documents must be read carefully in its entirety prior to investing. This document does not constitute a part of the Offering Documents.

The principals of each Affiliate also own and control, either directly or indirectly, each other Affiliate. Conflicts of interest may arise in connection with the principals' control of the Affiliates. Investors should be aware that these, and other conflicts of interest relating to the Affiliates, are permitted under the terms of the operating agreements between the Affiliates, which are referenced in the Offering Documents. You should not invest unless you are willing to accept these conflicts of interest and the associated risk. This document is intended solely for the addressee(s) and may not be redistributed without the prior permission of USCGS. View USCGS' Form CRS at www.uscgs.com/crs.html. 112011P